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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 21, 2002
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                            Sonics & Materials, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                   0-20753                  060854713
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      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)          Identification No.)
      incorporation)



53 Church Hill Road, Newtown, Connecticut                     06470
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(Address of principal executive offices)                    (Zip Code)


                                 (203) 270-4600
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On October 21, 2002, the Registrant filed a Form 15 to terminate registration of its common stock and warrants under the Securities Exchange Act of 1934, as amended. Reference is made to the Registrant's press release dated October 21, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Registrant's Press Release dated October 21, 2002.

































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SONICS & MATERIALS, INC.


Date:  October 21, 2002                    By: /s/ Robert S. Soloff
                                               --------------------------
                                               Robert S. Soloff
                                               Chief Executive Officer
                                               and President































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                                INDEX TO EXHIBITS
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Exhibit No.         Description
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   99.1             Press Release dated October 21, 2002, announcing filing of
                    Form 15 with The Securities and Exchange Commission






































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